UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 2, 2011
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)
212-578-2211
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-1.2
EX-1.3
EX-1.4

Item 8.01. Other Events.
Common Stock Offering
     On March 2, 2011, MetLife, Inc., a Delaware corporation (“MetLife”), entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) (the “Common Stock Underwriting Agreement”), and (ii) a pricing agreement (attached hereto as Exhibit 1.2 and incorporated herein by reference) (the “Common Stock Pricing Agreement”) relating to the sale of 146,809,712 shares of MetLife’s common stock, par value $0.01 per share (the “Common Stock”), each among MetLife, American International Group, Inc. (“AIG”), ALICO Holdings LLC (the “Selling Securityholder”), and Goldman, Sachs & Co., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named in Schedule I to the Pricing Agreement (the “Common Stock Underwriters”), at an initial public offering price of $43.25 per share.
     The Common Stock is being offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-170876) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 30, 2010, and a prospectus supplement related to the Common Stock dated March 3, 2011 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”)).
Equity Units Offering
     On March 2, 2011, MetLife entered into (i) an underwriting agreement (attached hereto as Exhibit 1.3 and incorporated herein by reference) (the “Common Equity Units Underwriting Agreement”), and (ii) a pricing agreement (attached hereto as Exhibit 1.4 and incorporated herein by reference) (the “Common Equity Units Pricing Agreement”) relating to the sale of 40,000,000 of MetLife’s common equity units, each with an initial stated amount of $75.00 (the “Common Equity Units”), each among MetLife, AIG, the Selling Securityholder, and Goldman, Sachs & Co. and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule I to the Pricing Agreement (the “Common Equity Units Underwriters”), at an initial public offering price of $82.88 per unit.
     The Common Equity Units are being offered and sold pursuant to the Registration Statement and a prospectus supplement related to the Common Equity Units dated March 3, 2011 (filed with the Commission pursuant to Rule 424(b)(7) under the Securities Act).
Accounting Treatment of Repurchase
     In connection with the repurchase of MetLife’s Series B Contingent Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock (the “Series B Preferred Stock”), in the first quarter of 2011 MetLife will recognize a reduction in net income available to common shareholders of approximately $145 million (approximately $0.14 per common share), representing a return to the Selling Securityholder calculated as the excess of the repurchase price over the carrying value of the Series B Preferred Stock. This return to the Selling Securityholder will have no effect on MetLife’s operating earnings, operating earnings available to common shareholders, operating earnings per common share or operating earnings available to common shareholders per common share.

Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits
1.1	Common Stock Underwriting Agreement dated March 2, 2011 among MetLife, AIG, the Selling Securityholder and the representatives of the Common Stock Underwriters

1.2	Common Stock Pricing Agreement dated March 2, 2011 among MetLife, AIG, the Selling Securityholder and the representatives of the Common Stock Underwriters
1.3	Common Equity Units Underwriting Agreement dated March 2, 2011 among MetLife, AIG, the Selling Securityholder and the representatives of the Common Equity Units Underwriters

1.4	Common Equity Units Pricing Agreement dated March 2, 2011 among MetLife, AIG, the Selling Securityholder and the representatives of the Common Equity Units Underwriters

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Christine M. DeBiase
Name:	Christine M. DeBiase
Title:	Vice President and Secretary

Date: March  3, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

1.1	Common Stock Underwriting Agreement dated March 2, 2011 among MetLife, AIG, the Selling Securityholder and the representatives of the Common Stock Underwriters

1.2	Common Stock Pricing Agreement dated March 2, 2011 among MetLife, AIG, the Selling Securityholder and the representatives of the Common Stock Underwriters
1.3	Common Equity Units Underwriting Agreement dated March 2, 2011 among MetLife, AIG, the Selling Securityholder and the representatives of the Common Equity Units Underwriters

1.4	Common Equity Units Pricing Agreement dated March 2, 2011 among MetLife, AIG, the Selling Securityholder and the representatives of the Common Equity Units Underwriters